Exhibit 99.1

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[LOGO]

Investor Presentation

November 2005

FORWARD LOOKING STATEMENTS

•      These presentation materials contain forward-looking statements. Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.” The Company intends that all such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. There are numerous risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. For a more complete discussion of these risks and uncertainties, please see the Company’s annual report on Form 10-K for the year ended December 31, 2004. Inland Real Estate Corporation disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

•      Please see Appendix for a discussion and reconciliation of the uses of “non-GAAP” financial measures.

[LOGO]

INTRODUCTION

ROBERT D. PARKS

President and Chief Executive Officer

COMPANY OVERVIEW

DESCRIPTION

•      Inland Real Estate Corporation (NYSE: IRC) is a self-administered and self-managed publicly traded real estate investment trust that owns interests in 142 neighborhood, community and single-tenant retail centers located primarily in the Midwestern United States(1).

FOCUS

•      Largest Midwest focused shopping center REIT(2), with retail centers primarily located within a 400-mile radius of Oak Brook, Illinois.

[GRAPHIC]

Source: Company filings.

(1) Includes properties in unconsolidated joint ventures.

(2) Based on a total of 93 million retail center square feet in Chicago as reported by REIS.

COMPANY OVERVIEW

CORE STRENGTHS

•      Only shopping center REIT focused exclusively on operating within the attractive Midwest and Chicagoland markets

•      Proven track record with consistent bottom line growth

•      Internal and external growth potential through acquisitions and core portfolio re-leasing

•      Attractive monthly dividend

•      Seasoned management team with extensive real estate experience

[GRAPHIC]

AGENDA

GROWTH + EXECUTION = THE INLAND ADVANTAGE

•      INLAND’S GROWTH STRATEGY

•      I. Acquisitions – Bill Anderson, Vice President of Transactions

•      II. Development – Mark Zalatoris, Chief Operating Officer

•      INLAND’S EXECUTION EXPERTISE

•      III. Operations – Kristi Rankin, Senior Vice President of Property Management

•      IV. Minnesota – Rick Plessner, Vice President of Minnesota Property Management

•      V. Leasing and Asset Improvement Initiatives – Scott Carr, President of Property Management

•      VI. Finance – Brett Brown, Chief Financial Officer

•      CONCLUSION

•      PROPERTY TOUR

INLAND’S
GROWTH STRATEGY

I. ACQUISITIONS

WILLIAM W. ANDERSON

Vice President, Transactions

ACQUISITION STRATEGY MAINTAIN MIDWEST DOMINANCE

ESTABLISHED GATEKEEPER TO THE CHICAGOLAND RETAIL MARKET

•      Positioned in high-traffic areas with significant barriers to entry

•      Largest shopping center landlord in Chicagoland with 9.6% share of retail square footage(1)

•      97 properties in Chicago, totaling 8.4 million square feet

•      Coveted “In-Fill” locations

•      Market leadership provides efficiencies in:

•      Leasing

•      Acquisitions

•      Operations

•      Superior demographics

•      Above peer median

[GRAPHIC]

Source: Company filings.

(1) Based on a total of 93 million neighborhood and community center square feet as reported by REIS.

PORTFOLIO SNAPSHOT

	NUMBER OF	TOTAL	% OF
	PROPERTIES(1)	GLA (MMS)	PORTFOLIO

Chicago MSA	97	8.4	68.7%

Minneapolis MSA	25	2.6	17.7%

Other	19	2.0	13.4%

	142	13.0	100.0%

Source: Company filings.

(1) Includes properties in unconsolidated joint ventures.

ACQUISITION CRITERIA

FOCUS ON MIDWEST NEIGHBORHOOD AND COMMUNITY RETAIL CENTERS

•      400-Mile Radius of Chicago

•      Chicagoland

•      Minneapolis-St. Paul

•      Well Tenanted, Well Located Properties

•      Grocery, Discount and Fashion Anchors

•      Convenience Retail Centers

•      Triple-Net, Single-Tenant Properties Nationwide

•      Acquire Single Assets to Entire Portfolios

RECENT ACQUISITIONS

	TOTAL	PURCHASE	CAP		PURCHASE
	SQUARE FEET	PRICE	RATE		DATE
Greentree Centre	163,398	$11.8 million	8.19%		1/11/2005
Caledonia, WI

Mapleview S.C.	103,838	$20.8 million	7.75%		3/7/2005
Grayslake, IL

Showplace Theatre Ctr	94,860	$20.0 million	7.75%		3/7/2005
Crystal Lake, IL

Orland Park Place	574,391	$76.9 million	7.60%		4/28/2005
Orland Park, IL

Northgate Shopping Ctr	74,200	$9.7 million	7.52%		4/29/2005
Sheboygan, WI

Home Goods Store	25,000	$4.6 million	7.00%		10/19/2005
Coon Rapids, MN

Total	1,035,687	$143.8 million	7.60	% (Avg.)

Source: Company filings.

(1) Includes properties in unconsolidated joint ventures.

GREENTREE CENTRE, CALEDONIA, WI

Greentree Centre

East side of Hwy. 32 Caledonia, Wisconsin

[LOGO]

[GRAPHIC]

This center, anchored by K-Mart and Pick’n Save, is situated on the main retail corridor of Racine and Caledonia

MAPLEVIEW SHOPPING CENTER, GRAYSLAKE, IL

Maple View Shopping Center I & II

Southside, of E. Belvidere Rd. (State Rt. 120) Grayslake, Illinois

[LOGO]

[GRAPHIC]

SHOWPLACE THEATRE CENTER, CRYSTAL LAKE, IL

Regal Showplace

Northside, of Northwest Hwy, West of Rte 31 Crystal Lake, Illinois

[LOGO]

[GRAPHIC]

This theater complex enjoys excellent visibility on the main thoroughfare of Crystal Lake.

ORLAND PARK PLACE, ORLAND PARK, IL

Orland Park Place

Northeast corner of 153rd Street & La Grange Road Orland Park, Illinois

[LOGO]

[GRAPHIC]

Orland Park Place is the market dominant regional power center in Orland Park, one of Chicagoland’s fastest growing trade areas.

FOCUS ON ACQUISITIONS

ATTRACTIVE ACQUISITION OPPORTUNITIES WILL DRIVE TOTAL GROWTH

•      Inland’s weighted average cap rate is 9.48% for assets acquired between 1995 and 2005.

•      Potential acquisitions currently under contract include five assets valued at $101 million

•      Acquisition focus will drive growth

PORTFOLIO ACQUISITION HISTORY (2)

[CHART]

(1) Based on 93 million total square feet as reported by REIS.

(2) Does not include properties that have been sold.

(3) Includes properties in unconsolidated joint ventures.

PIPELINE STRENGTH

POTENTIAL ACQUISITIONS

•      In Negotiation

•      Ten Properties

•      1.6 Million Square Feet

•      $264 Million in Purchase Price

•      Under Contract

•      Five Properties

•      708,000 Square Feet

•      $102 Million in Purchase Price

•      Source of Deals

•      New Construction (7)

•      Repeat Sellers (4)

•      Off-Market Transaction (9)

NEW MARKETS

LOOKING TO EXPAND MIDWEST PRESENCE

•      Omaha, Nebraska

•      Major Employers: Offutt Air Force Base, Alegeant Health, First Data Corporation

•      Appealing Market Depth

•      Strong Demographics

•      Kansas City, Missouri

•      Major Employers: Sprint, Hallmark Cards, Harley-Davidson, Ford Motor Company

•      Size of Market

•      Affluent Demographics

•      Cincinnati, Ohio

•      Major Employers: Proctor & Gamble, University of Cincinnati, Kroger, GE Aircraft

•      Opportunities to Acquire Multi-Property Packages

•      Grow in Carefully Selected Markets

II. DEVELOPMENT

MARK E. ZALATORIS

Chief Operating Officer

LOCAL RELATIONSHIPS

SELLER RELATIONSHIPS BECOME DEVELOPER RELATIONSHIPS

SELLER/	NUMBER OF
DEVELOPER	TRANSACTIONS

ORIX Real Estate Equities	3

Joseph Freed & Associates	5

Hamilton Partners	5

The Ryan Companies, Inc.	16

Tri-Land Properties	5

Pine Tree Commercial	3

Oppidan Investment Company	3

CASE STUDY: AURORA, IL

[GRAPHIC]

CASE STUDY: LINO LAKES, MN

THE VILLAGE OF HARDWOOD CREEK

Lino Lakes, Minnesota

[GRAPHIC]

ASSET-BASED JOINT VENTURES

ASSET-BASED JOINT VENTURE PROGRAMS WILL HELP DRIVE TOTAL GROWTH

•      New York State Teachers’ Retirement System (NYSTRS):

•      Formed to acquire up to $400 million of additional retail centers in Inland’s core Midwest markets

•      Inland will contribute eight centers with net equity value of $100 million;
NYSTRS will contribute $50 million of equity capital.

•      NYSTRS will contribute an additional $100 million;
Inland will also contribute an additional $100 million.

•      Inland is the managing member of the joint venture

•      Inland expects to increase income by earning fees for providing services to the joint venture:

•      Property Management

•      Leasing

•      Acquisitions

QUESTIONS & ANSWERS

INLAND’S
EXECUTION EXPERTISE

III. OPERATIONS

KRISTI A. RANKIN

Senior Vice President,
Inland Commercial Property Management, Inc.

PROVEN OPERATING TRACK RECORD

BENEFITS OF CRITIAL MASS

•      Buying Power

•      Management efficiencies

SYSTEMIZED APPROACH TO OPERATIONS

•      Due Diligence

•      Early Involvement

•      Expertise

•      Accounting

•      Construction

•      Maintenance

•      Legal

•      Leasing

FOCUSED COST CONTROL

G&A EXPENSES ARE LOWER THAN PEER GROUP MEDIAN

•      Property level administrative tasks are centrally and systematically managed

•      Efficiency allows time for property managers to have consistent and active dialog with tenants, increased market knowledge, and agility in responding to changes in tenant conditions

G&A AS A PERCENTAGE OF REVENUE – 2004

[CHART]

Source: SNL DataSource.

DIVERSIFIED PORTFOLIO

HIGH QUALITY DIVERSIFIED TENANT BASE

•      Inland’s portfolio is leased to 70% national retail tenants

•      No single tenant comprises more than 4.5% of total square feet

NATIONAL AND LOCAL RETAILERS – PERCENTAGE OF TOTAL SQUARE FEET

[CHART]

[LOGO]

Source: Company filings.

Note: The marks on this slide are registered trademarks of entities unaffiliated with the Company.  Use of these trademarks is not an endorsement of the Company or its common stock and no inference of any such endorsement should be drawn.

STABLE LEASE ROLLOVER

STABILITY OF UNDERLYING CASH FLOWS

•      Inland’s top ten tenants account for only 26% of total base rents; approximately 70% of those rents are from investment grade tenants

•      No more than 12% of annual base rent rolls in any of the next 9 years

LEASE ROLLOVER AS A PERCENTAGE OF CONTRACTUAL RENT(1)

[CHART]

(1) Source: Company filings.

PARTNERSHIPS WITH RETAILERS

OUR TENANTS ARE OUR MOST VALUABLE ASSETS

•      Tenant Relations Committee

•      Proactively address tenant needs

•      24/7 Service Request Center

•      Customer Surveys

IV. MINNESOTA PORTFOLIO

RICK PLESSNER

Vice President,
Inland Commercial Property Management, Inc.

THE MINNESOTA MARKET

MINNEAPOLIS/ST. PAUL IS ONE OF THE MIDWEST’S MOST STABLE ECONOMIES

•      Diverse Employment Base

•      High Average Household Incomes

•      Below Average Unemployment Rate

•      Consistent, Moderate Population Growth

•      7th Largest Retail Market in the Country

•      Appealing Temperate Climate

BERGEN PLAZA, OAKDALE, MN

1998 – FIRST MINNESOTA ACQUISITION: BERGEN PLAZA, OAKDALE, MN

•      272,283 Square Feet

•      Anchored by Rainbow Foods and KMart

•      Acquisition Price: $17,247,680

•      Acquisition Cap Rate: 9.55%

Bergen Plaza

Southwest corner I-694 and 10th Street, Oakdale, Minnesota

[LOGO]

[GRAPHIC]

Anchored by Rainbow Foods and K-Mart stores, the center offers the Oakdale community a total of 268,928 square feet of retail shopping.

ACQUISITION OF RYAN PORTFOLIO

1999 - IRC ACQUIRES RYAN PORTFOLIO

•      $98 Million Transaction

•      Stabilized Portfolio of Nine Properties

•      Totaling 935,000 Square Feet

•      Average Cap Rate of 9.15%

•      IRC Operating Platform Firmly Established

GROWTH POTENTIAL IN MINNESOTA

PREMIERE PORTFOLIO WITH STRONG GROWTH POTENTIAL

•      20% of IRC Portfolio is in Minnesota

•      25 Properties

•      2.6 Million Square Feet

•      Two Additional Properties to Close Fourth Quarter 2005

•      IRC Owns Nearly 4.5% of Retail Space in the Twin Cities

[GRAPHIC]

V. LEASING AND ASSET IMPROVEMENT INITIATIVES

D. SCOTT CARR

President, Property Management

MIDWEST RETAIL MARKET LEADER

THE MIDWEST MARKETPLACE FOR RETAIL SPACE

•      Largest Shopping Center Landlord In Chicagoland and the Twin Cities

•      Coveted “In-Fill” locations

•      Superior demographics

•      Streamlined Leasing Process

•      A New Lease is Signed Every Three Days

[GRAPHIC]

Source: Company filings.

(1) Based on a total of 93 million neighborhood and community center square feet as reported by REIS.

LEASING EFFICIENCIES

MARKET SATURATION ALLOWS FOR MULTIPLE LEASE SIGNINGS

•      Office Depot: 5 Leases, $1.2 Million Annual Rent

•      Food 4 Less: 2 Leases, $1.1 Million Annual Rent

•      JoAnn: 3 Leases, $1 Million Annual Rent

•      PetSmart: 2 Leases, $621,000 Annual Rent

•      Factory Card Outlet: 3 Leases, $568,000 Annual Rent

•      Washington Mutual: 7 Leases, $563,000 Annual Rent

[GRAPHIC]

VISIBLE GROWTH IN RENTAL RATES

RE-LEASING AND RE-TENANTING OPPORTUNITIES

•      Gains through re-leasing and re-tenanting of existing vacant space at market rents

NINE-MONTHS ENDED SEPTEMBER 30, 2005 RELEASING AND RETENANTING RENT INCREASES

[CHART]

ASSET IMPROVEMENT INITIATIVES

INCOME GROWTH THROUGH MAXIMIZING POTENTIAL OF EXISTING PORTFOLIO

•      Outlot Development

•      Center Reconfiguration – Retenanting

•      Building Expansions

•      Investing $13.6 Million in Repositioning of Existing Assets

•      16.07% Projected Return on Investment

CASE STUDY: 22nd STREET PLAZA, OAKBROOK TERRACE, IL

22nd STREET PLAZA, OAKBROOK TERRACE, IL

•                  Converted Single Tenant Building to Multi-Tenant Retail

•                  Lease Termination Fee of $340,000 From Party City

•                  Net Investment of $309,000 for Redevelopment

•                  63% Annual Return on Additional Investment

•                  101% Increase in NOI - $194,950.00 Per Year

CASE STUDY: MAPLE PARK PLACE, BOLINGBROOK, IL

MAPLE PARK PLACE, BOLINGBROOK, IL

•                  Bankrupt Eagle Foods Grocery Store Re-Tenanted with Best Buy

•                  Bankrupt Kmart re-tenanted with JoAnn, Sportmart, Office Depot, Meineke, Auto Zone

•                  $5.2 Million Net Investment for Redevelopment

•                  17.2 Annual% Return on Additional Investment

•                  55% Increase in NOI - $909,137.00 Per Year

[GRAPHIC]

CASE STUDY: REGAL SHOWPLACE, CRYSTAL LAKE, IL

REGAL SHOWPLACE THEATRE CENTER, CRYSTAL LAKE, IL

•                  Replace Existing Obsolete Office Building with 8,600-Square-Foot Mult-Tenant Pad Building

[GRAPHIC]

CASE STUDY: STUART’S CROSSING, ST. CHARLES, IL

STUART’S CROSSING, ST. CHARLES, IL

[GRAPHIC]

CASE STUDY: PARK AVENUE CENTRE, HIGHLAND PARK, IL

PARK AVENUE CENTRE, HIGHLAND PARK, IL

[GRAPHIC]

THE INLAND ADVANTAGE

powerful portfolio	streamline leasing

[GRAPHIC]	[GRAPHIC]

opening new doors Speciality Retail Leasing	consummate service

[GRAPHIC]	[GRAPHIC]

VII. FINANCE

BRETT A. BROWN

Chief Financial Officer

FINANCIAL SNAPSHOT

FINANCIAL SNAPSHOT

SUMMARY STATISTICS (in thousands except per share data)

		Y-o-Y Growth
2003 FFO/Share	$1.16		Shares Outstanding	67.4

2004 FFO/Share	$1.25	7.8%	Debt	$700

2005E FFO/Share	$1.32-$1.34	5.6–7.2%	Equity Capitalization	$1,100

Annual Dividend	$0.96/share		Total Capitalization	$1,800

Dividend Yield	6.5%@$14.75/share		Debt/Total Capitalization	41.6%

Source: Company filings.

All data, except per share data, is as of September 30, 2005.

STRONG RESULTS

HIGH-QUALITY CORE PORTFOLIO GENERATES STRONG RESULTS

•                  FFO of $1.00 per share for the nine-months ended September 30, 2005

•                  Occupancy of 96.5% at September 30, 2005. Inland has maintained at least 93.7% leased occupancy in the past four years.

•                  Increases on lease rollovers were approximately 14.6% for the nine-months ended September 30, 2005

•                  Year-to-date 2005, Inland has acquired five centers with a total of 1,030,596 square feet for $141 million

•                  Most are categorized as principal-to-principal transactions with entities that Inland has done repeat business

CONSERVATIVE CAPITAL STRUCTURE

CONSERVATIVE CAPITAL STRUCTURE

•                  Conservative balance sheet provides liquidity and flexibility

•                  As of September 30, 2005:

•                  Equity market capitalization of $1.05 billion and $750 million of total debt outstanding

•                  Total market capitalization of $1.8 billion

•                  Debt-to-total market capitalization of 41.6%

•                  EBITDA coverage of interest expense of 2.9x

Source: Company filings.

FINANCING PHILOSOPHY

SECURED FINANCING PHILOSOPHY

•                  Flattening Yield Curve Allows for Favorable Pricing

•                  Ability to Fix Rates Typically Not Associated with Unsecured Financing

•                  Ability to Achieve Investment Grade Pricing Ahead of an Investment Grade Rating

•                  Manage Interest Rate Risk Without the Use of Derivatives

Source: Company filings.

AVERAGE INTEREST RATES

FLEXIBLE FINANCING OPTIONS FURTHER ENHANCE CASH FLOW

	Weighted Average Interest Rates(1)
	2005	2006	2007	2008	2009	2010+

Fixed Rate	6.82%	6.03%	6.91%	6.57%	6.44%	4.87%

Variable Rate	4.99%	5.49%	5.49%	5.03%	—	4.60%

Weighted Avg.	6.51%	5.81%	6.41%	5.91%	6.44%	4.85%

Source: Company filings.

(1) As of September 30, 2005.

DEBT MATURITIES

FLEXIBLE FINANCING OPTIONS FURTHER ENHANCE CASH FLOW

•                  Near term maturities can be re-funded at lower rates

•                  Year to date, more than three-quarters of all 2005 maturities have already been closed at rates of approximately 5%.

DEBT MATURITIES (MMs)

[CHART]

EQUITY LINE OF CREDIT

LINE OF CREDIT ADDS FLEXIBILITY TO FINANCING

•                  Recast Line in Second Quarter 2005 To More Favorable Rates

•                  Added Accordion Feature To Allow Greater Flexibility

•                  Terms Include Investment Grade Pricing Spreads if Obtain Investment Grade Rating

INVESTMENT GRADE RATING

POSITIONING BALANCE SHEET FOR POTENTIAL INVESTMENT GRADE RATING

•                  No Current Investment Grade Rating

•                  Methodically Positioning Balance Sheet

•                  Unencumbering Assets

•                  Coverage Ratios of Interest Expense Already In Line with Investment Grade Peers

FINANCIAL TRACK RECORD

CONSISTENT DELIVERY OF ATTRACTIVE GROWTH

•                  7.5% FFO per share growth compares favorably to peer average of 5.0% from 1999 to 2004

•                  Grew overall dividend by 20% while reducing FFO payout from 110% to 75%

•                  Inland has raised its dividend twelve times in the past eleven years

GROWTH SINCE 1995

Source: Company filings.

[CHART]

QUESTIONS & ANSWERS

CONCLUSION

ROBERT D. PARKS

President and Chief Executive Officer

The Midwest Marketplace for Retail Space

APPENDIX

APPENDIX

RECONCILIATION OF NON-GAAP FINANCIAL METRICS

•                  Throughout these presentation materials, we present certain financial measures that, while not prepared in accordance with generally accepted accounting principles, or GAAP, we believe are useful to investors as key measures of our operating performance: Funds From Operations, or FFO; Adjusted Funds From Operations, or AFFO; and Earnings Before Interest Expense, Taxes, Depreciation and Amortization, or EBITDA.

•                  We consider FFO to be an indicative measure of operating performance due to the significant effect of depreciation of real estate assets on net earnings. We calculate FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net earnings or loss determined in accordance with GAAP, excluding gains or losses from sales of property plus depreciation and amortization (excluding amortization of deferred financing costs) of real estate assets, and after adjustments for the portion of these items related to our unconsolidated partnerships and joint ventures.  In October 2003, NAREIT issued additional guidance modifying the definition of FFO. The first modification reversed the treatment of asset impairment losses and impairment losses incurred to write down assets to their fair value at the date assets are classified as held for sale, to include these losses in FFO. Previously, these losses were excluded from FFO. The second modification clarified the treatment of original issue costs and premiums paid on preferred stock redemptions to deduct these costs and premiums in determining FFO available to holders of common stock. We have adopted these modifications to FFO effective with our reported results for the year ended December 31, 2003.

APPENDIX

RECONCILIATION OF NON-GAAP FINANCIAL METRICS

•                  In calculating FFO, net earnings are determined in accordance with GAAP and include the non cash effect of scheduled rent increases throughout the lease terms as required by GAAP. We believe that by excluding the effect of depreciation, amortization and gains or losses from sales of real estate facilitates comparisons of operating performance between periods and between other REITs because these items are based on historical costs which may be of limited relevance in evaluating current performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP. FFO is also not necessarily indicative of cash flow available to fund cash needs and should not be considered as an alternative to net earnings determined in accordance with GAAP. FFO, as presented, may not be comparable to similarly titled measures reported by other companies, Adjusted Funds From Operations or AFFO is FFO decreased by capital expenditures.

•                  EBITDA is defined as earnings (losses) from continuing operations excluding: (1) interest expense; (2) income tax benefit or expenses; (3) depreciation and amortization. We believe EBITDA is useful to us and to an investor as a supplemental measure in evaluating our financial performance because it excludes expenses that we believe may not be indicative of our operating performance. By excluding interest expense, EBITDA measures our financial performance regardless of how we finance our operations and capital structure. By excluding depreciation and amortization expense, we believe we can more accurately assess the performance of our portfolio. Because EBITDA is calculated before recurring cash charges such as interest expense and taxes and is not adjusted for capital expenditures or other recurring cash requirements, it does not reflect the amount of capital needed to maintain our properties nor does it reflect trends in interest costs due to changes in interest rates or increases in borrowing. EBITDA should be considered only as a supplement to net earnings and may be calculated differently by other equity REITs.

APPENDIX

RECONCILIATION OF NON-GAAP FINANCIAL METRICS

•                  Below, we include a reconciliation of FFO net income, which is the most directly comparable GAAP measure.

(THOUSANDS, EXCEPT PER SHARE DATA)	YEAR TO DATE 9/30/05	2004	2003

Net income available to common stockholders	$35,217	$49,373	$39,276
Gain on sale of investment properties	(549)	(4,541)	(1,315)
Gain on non-operating property	33	—	—
Equity in depreciation of unconsolidated joint ventures	2,812	96	172
Amortization on in-place lease intangibles	2,223	1,816	662
Amortization on leasing commissions	514	870	525
Depreciation, net of minority interest	27,056	35,323	33,568
Funds from operations	67,306	82,938	75,478
Net income per share, basic and diluted	$0.52	$0.74	$0.64
Funds from operations per share, basic and diluted	$1.00	$1.25	$1.16
Weighted average common shares outstanding, basic	67,241	66,454	65,064
Weighted average common shares outstanding, diluted	67,193	66,504	65,068

Source: Company filings.

APPENDIX

RECONCILIATION OF NON-GAAP FINANCIAL METRICS

•                  Below, we include a reconciliation of EBITDA to net income, which is the most directly comparable GAAP measure.

(THOUSANDS EXCEPT PER SHARE DATA)	YEAR TO DATE 9/30/05	2004	2003

Net income available to common stockholders	$34,668	49,373	41,866
Interest expense	35,279	43,406	41,410
Depreciation and amortization	36,226	39,281	35,884
EBITDA	106,173	127,519	117,845

Net income per share, basic and diluted	$0.52	$0.74	$0.64

Weighted average common shares outstanding, basic	67,241	66,454	65,064

Weighted average common shares outstanding, diluted	67,192	66,504	65,068

Source: Company filings.

CORPORATE GOVERNANCE

SOLID CORPORATE GOVERNANCE

•                  Compliant With Sarbanes Oxley and All NYSE Listing Requirements

•                  Directors Are Elected Each Year (No Staggered Board)

•                  Separate Chairman and CEO Positions

•                  No Shareholder Rights Plan

•                  A Majority Vote of Independent Directors Required for All Acquisition Approvals

•                  Same Auditor Since the Company’s Inception

BIOGRAPHIES

BIOGRAPHIES
SENIOR MANAGEMENT

HIGHLY SKILLED AND COMMITTED MANAGEMENT TEAM

•                  Deep management team with an average of 25 years experience

Daniel L. Goodwin Chairman	36 years with Inland	Founder and controlling stockholder of the Inland Group Mr. Goodwin has over 35 years of real estate experience

Robert D. Parks President, CEO	36 years with Inland	Mr. Parks is a founding stockholder of the Inland Group Mr. Parks served as our president since 1994 and our CEO since 2001

Mark E. Zalatoris Executive VP, COO, Treasurer	20 years with Inland	Extensive knowledge of and experience with Inland’s portfolio Prior to April 2004, Mr. Zalatoris served as Chief Financial Officer

Brett A. Brown Chief Financial Officer	1 year with Inland 15 years at Great Lakes	Mr. Brown has extensive public company reporting experience, most recently SVP – Financial Reporting at Great Lakes REIT

William W. Anderson VP, Transactions	19 years with Inland	Extensive experience analyzing and negotiating the acquisition and disposition of retail centers

D. Scott Carr President, Inland Commercial Property Management Inc.	16 years with Inland	Mr. Carr has been responsible for overseeing all property management operations since 1994

BIOGRAPHIES
BOARD OF DIRECTORS

INDEPENDENT DIRECTORS

Roland W. Burris, Esq.	Former Attorney General of Illinois, former Comptroller of Illinois and currently CEO of Burris & Lebed Consulting LLC

Thomas P. D’Arcy	Former Chairman, President and CEO of Bradley Real Estate, public REIT

Joel G. Herter	Senior consultant and former managing partner for the accounting firm, Wolf & Company LLP

Heidi N. Lawton	President of Lawton Realty Group, Inc., commercial real estate firm

Thomas R. McWilliams	Specializes in development of retail, office and residential properties